                             INVESTMENT ADVISER OF
                        GOVERNMENT OBLIGATIONS PORTFOLIO
                         Boston Management and Research
                               24 Federal Street
                                Boston, MA 02110

                                ADMINISTRATOR OF
                                   EV CLASSIC
                          GOVERNMENT OBLIGATIONS FUND
                             Eaton Vance Management
                               24 Federal Street
                                Boston, MA 02110

                             PRINCIPAL UNDERWRITER
                         Eaton Vance Distributors, Inc.
                               24 Federal Street
                                Boston, MA 02110
                                 (617) 482-8260

                                   CUSTODIAN
                         Investors Bank & Trust Company
                                89 South Street
                                 P.O. Box 1537
                             Boston, MA 02205-1537

                                 TRANSFER AGENT
                       First Data Investor Services Group
                            Attn. Eaton Vance Funds
                                 P.O. Box 5123
                           Westborough, MA 01581-5123

                            INDEPENDENT ACCOUNTANTS
                            Coopers & Lybrand L.L.P.
                             One Post Office Square
                               Bostton, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV CLASSIC GOVERNMENT
OBLIGATIONS FUND
24 FEDERAL STREET
BOSTON, MA 02110
                                                     C-GOSRC-2/97

                                     [logo]
                               [Graphic Omitted]

                                   EV Classic
                             Government Obligations
                                      Fund


                           Annual Shareholder Report
                               December 31, 1996

                                To Shareholders

EV Classic Government Obligations Fund had a total return of 3.5% for the year ended December 31, 1996. That return included dividends of $0.614 per share, offset in part by a decline in the Fund's net asset value per share of $0.30, from $9.49 on December 31, 1995, to $9.19 on December 31, 1996. The Fund's return does not include the effect of the Fund's 1% contingent deferred sales charge on redeeming shareholders.

For comparison, the Lehman Intermediate Government Index* - an unmanaged index of intermediate-term U.S. government securities - had a total return of 4.1% during the same period. The Lehman Brothers Government/Corporate Bond Index - an unmanaged index of government and corporate bonds with longer maturities - had a total return of only 2.9% for the year.

Based on the Fund's most recent dividend and its net asset value per share of $9.19 on December 31, 1996, the Fund's annualized distribution rate was 6.66%.

Throughout 1996, the economy continued along a path of moderate growth and low inflation, ordinarily a favorable backdrop for the fixed-income markets. Yet, given the relatively stable economic trends, the bond market was unusually volatile.

The bond market seemed poised to move higher in January when the Federal Reserve lowered the Federal funds rate - the rate banks pay for overnight loans and a key short-term interest rate barometer - to 5.25%. However, those hopes were dampened by employment reports in March and April that showed relatively strong job creation. Although the Fed indicated a bias for higher rates in its public statements, it nonetheless left short-term rates unchanged through the remainder of the year. Meanwhile, yields for five-year Treasury notes rose to 6.1% at the end of 1996 from 5.6% at the beginning of the year.

In this difficult environment for fixed-income investors, mortgage-backed securities outperformed Treasuries. Yield spreads between Treasuries and mortgage-backed securities narrowed in 1996 as investors were drawn to the attractive yields and high quality of U.S. government-guaranteed mortgage sec urities.

By most measures, the economy continues to generate steady-but-unspectacular growth, accompanied by manageable inflation. While past trends and relationships may not hold in the future, such an economic environment normally has been favorable for investors in mortgage-backed securities. We believe that EV Classic Government Obligations Fund with its emphasis on the seasoned sector of the mortgage securities market will continue to provide attractive competitive returns for conservative fixed-income investors.

                                    Sincerely,

[Photo of M. Dozier Gardner]    /s/ M. Dozier Gardner

                                    M. Dozier Gardner
                                    President
                                    February 20, 1997

* It is not possible to invest directly in the Indices.

                               Management Report

An Interview with Susan Schiff, Portfolio Manager of Government Obligations Portfolio.

Q. SUSAN, HOW WOULD YOU DESCRIBE THE MORTGAGE SECURITIES MARKET IN 1996?

A. While the Treasury market suffered during the year from increasing volatility, mortgage-backed securities (MBS) fared somewhat better. Even as the Treasury market was declining, yield spreads for generic mortgage securities narrowed significantly: from approximately 140 basis points (1.4%) over Treasury bonds with similar durations at the beginning of the year to around 100 basis points (1%) at year-end. Among seasoned mortgages, the sector we focus on, spreads narrowed from 110 basis points to around 75 basis points.

Q. HOW WOULD YOU ASSESS THE FUND'S PERFORMANCE DURING THE YEAR?

A. The Fund's total return of 3.5% matched that of the average of all Short/Intermediate Government funds, according to Lipper Analytical Services, Inc., a mutual fund ranking service. The Fund maintained its focus on the seasoned sector of the mortgage market and also its relatively low duration - around 2.8 years early in the year and 3.3 years at year-end - which made it less vulnerable to the interest rate volatility that characterized 1996.

-------------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

Q. WHY DID MORTGAGE SPREADS NARROW DURING THE YEAR?

A. Spreads narrowed for several reasons. First, investors were increasingly looking for vehicles that could provide above-average yields.

[Photo of Susan Schiff]

     SUSAN SCHIFF

   Another factor was that, as interest rates started to climb in the U.S., estimates for prepayment rates began to fall. As prepayment rates fall, investors historically move to the higher yields that mortgage-backed securities offer.

   Finally, seasoned mortgages, in particular, received much more attention from institutional investors. Many of the proprietary mortgage security indices now include a representative sampling of seasoned mortgages. That has led to increased demand from institutional buyers.

Q. WHAT IMPACT DO RISING INTEREST RATES HAVE ON PREPAYMENT RATES?

A. Typically, in a rising interest rate environment, prepayment rates for generic mortgages slow somewhat. Understandably, homeowners are less inclined to refinance their mortgages when rates are on the rise. As a result, the durations of these generic mortgage-backed securities generally increase.

Q. AND HOW DO SEASONED MORTGAGE SECURITIES DIFFER?

A. Unlike generic mortgages, which may have wide fluctuations in prepayment rates, seasoned mortgages - the Fund's primary investment universe - tend to enjoy relatively stable prepayment rates even as interest rate conditions change. That relative stability of prepayment rates gives investors a major advantage.

   First, cash flows are more predictable, making it less likely that an investor will have to reinvest unanticipated prepayments at disadvantageous interest rates. And second, more stable prepayment rates make the securities less price-sensitive to changing interest rates.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE YEAR AHEAD?

A. The economy, while far from robust, has shown signs of picking up steam in the past couple of months. In my view, there is relatively little room for lower interest rates. By the same token, the economy doesn't appear strong enough to generate significant inflation. Therefore, while it's difficult to predict interest rate trends, we are very likely to see a relatively stable rate environment. That should be a reasonably good scenario for investors in mortgage-backed securities. And, in my view, the mortgage-backed securities market will continue to offer good opportunities for investors seeking quality and above-average yields.


THE PORTFOLIO'S SEASONED, MORTGAGED-BACKED SECURITIES HAVE HELPED CONTRIBUTE TO ITS RELATIVE SHARE PRICE STABILITY

The purple line represents the annualized monthly principal prepayment rates of the Portfolio's seasoned, mortgaged-backed securities.

The black line represents the annualized monthly principal prepayment rates of generic 30-year FNMA 9% mortgage-backed securities.

                     Generic             Seasoned
                     -------             --------
Mar. - 91             5                     13.4
Apr. - 91             6.1                   12.8
May. - 91             7                     16.1
Jun. - 91             6.7                   16.2
Jul. - 91             6.6                   16.5
Aug. - 91             6.2                   16.1
Sep. - 91             5.5                   15.2
Oct. - 91             6.3                   15.5
Nov. - 91             7.8                   14.1
Dec. - 91            10.3                   15.4
Jan. - 92            13.2                   15.7
Feb. - 92            19.7                   18.1
Mar. - 92            26.5                   22.4
Apr. - 92            22.8                   22.5
May. - 92            18.3                   22.2
Jun. - 92            18.1                   19.5
Jul. - 92            19.2                   14.2
Aug. - 92            31.1                   16.5
Sep. - 92            46.9                   14.1
Oct. - 92            52.4                   17.3
Nov. - 92            50.2                   17.8
Dec. - 92            45.5                   18.5
Jan. - 93            29.5                   18.1
Feb. - 93            25.3                   15.3
Mar. - 93            42.3                   17.2
Apr. - 93            58.3                   18.2
May. - 93            61.9                   18.7
Jun. - 93            63                     21.4
Jul. - 93            54.3                   22.4
Aug. - 93            56                     21.9
Sep. - 93            57.2                   24.6
Oct. - 93            58                     21.2
Nov. - 93            62.2                   22.6
Dec. - 93            62.7                   27.6
Jan. - 94            50.9                   23.9
Feb. - 94            43.2                   21.1
Mar. - 94            49.7                   23.5
Apr. - 94            40.7                   23.4
May. - 94            32                     23.3
Jun. - 94            25                     20.5
Jul. - 94            19.5                   17.2
Aug. - 94            20.1                   15.9
Sep. - 94            17.5                   14.3
Oct. - 94            14.1                   14.5
Nov. - 94            12.1                   11.8
Dec. - 94            10.8                   13.7
Jan. - 95               7                   10.5
Feb. - 95             6.3                   10.6
Mar. - 95             7.7                   11.1
Apr. - 95               8                   12.4
May. - 95            13.9                   12.7
Jun. - 95            15.7                   12.8
Jul. - 95             2.1                   13.5
Aug. - 95            24.6                   15.8
Sep. - 95            19.8                   14.4
Oct. - 95            21.1                   14.7
Nov. - 95            21.2                   14.5
Dec. - 95            23.5                   13.2
Jan. - 96            22.9                   12.6
Feb. - 96            27.3                   14.3
Mar. - 96            29.9                   17.2
Apr. - 96            29.9                   17
May. - 96            24.5                   19
Jun. - 96            17.7                   15.2
Jul. - 96            17                     15.5
Aug. - 96            15.4                   14.5
Sep. - 96            14.9                   14.3
Oct. - 96            15.7                   13.2
Nov. - 96            15.4                   13
Dec. - 96            18.1                   13.4

This chart compares the prepayment rates of the Portfolio's seasoned FNMA securities with those of unseasoned generic FNMA securities. the data starts at the Fund's inception in March 1991 and extends through December 1996. The Headline reads: "The Portfolio's Seasoned Mortgage Securities Have Helped Contribute to its Share Price Stability."

Source: Lehman Brothers; Bloomberg, L.P.; Eaton Vance Management

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC GOVERNMENT OBLIGATIONS FUND, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX AND THE LIPPER SHORT-INTERMEDIATE US GOVERNMENT FUNDS AVERAGE

From November 30, 1993, through December 31, 1996

                  EV CLASSIC            LEHMAN BROTHERS           LIPPER SHORT
                  GOVERNMENT           INTERMEDIATE GOVT.       INTERMEDIATE US
               OBLIGATIONS FUND           BOND INDEX            GOVT. FUNDS AVG.
               ----------------           ----------            ----------------
11/30/93          $10,000                  $10,000                  $10,000
12/31/93          $10,064                  $10,041                  $10,040
 1/31/94          $10,155                  $10,140                  $10,121
 2/28/94          $10,060                  $10,001                  $10,007
 3/31/94          $ 9,910                  $ 9,885                  $ 9,874
 4/30/94          $ 9,808                  $ 9,791                  $ 9,798
 5/31/94          $ 9,798                  $ 9,798                  $ 9,786
 6/30/94          $ 9,786                  $ 9,800                  $ 9,782
 7/31/94          $ 9,891                  $ 9,929                  $ 9,876
 8/31/94          $ 9,924                  $ 9,957                  $ 9,897
 9/30/94          $ 9,818                  $ 9,875                  $ 9,830
10/31/94          $ 9,832                  $ 9,877                  $ 9,832
11/30/94          $ 9,775                  $ 9,832                  $ 9,790
12/31/94          $ 9,808                  $ 9,865                  $ 9,812
 1/31/95          $ 9,956                  $10,026                  $ 9,951
 2/28/95          $10,144                  $10,219                  $10,114
 3/31/95          $10,197                  $10,275                  $10,165
 4/30/95          $10,303                  $10,394                  $10,261
 5/31/95          $10,559                  $10,688                  $10,504
 6/30/95          $10,606                  $10,756                  $10,558
 7/31/95          $10,577                  $10,761                  $10,561
 8/31/95          $10,691                  $10,851                  $10,647
 9/30/95          $10,750                  $10,923                  $10,714
10/31/95          $10,891                  $11,043                  $10,821
11/30/95          $10,984                  $11,178                  $10,937
12/31/95          $11,077                  $11,289                  $11,037
 1/31/96          $11,149                  $11,384                  $11,118
 2/28/96          $11,010                  $11,263                  $11,014
 3/31/96          $10,985                  $10,211                  $10,971
 4/30/96          $10,952                  $10,179                  $10,943
 5/31/96          $10,916                  $10,173                  $10,934
 6/30/96          $11,054                  $11,287                  $11,022
 7/31/96          $11,075                  $11,322                  $11,056
 8/31/96          $11,064                  $11,335                  $11,065
 9/30/96          $11,228                  $11,481                  $11,193
10/31/96          $11,398                  $11,669                  $11,353
11/30/96          $11,536                  $11,810                  $11,473
12/31/96          $11,464                  $11,746                  $11,427

-----------------------------------------------------------
    AVERAGE ANNUAL             1       Life of     Value at
        RETURNS               Year      Fund*      12/31/96
-----------------------------------------------------------
With CDSC                     2.5%       4.3%      $11,464
-----------------------------------------------------------
Without CDSC                  3.5%       4.3%      $11,464
-----------------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost. Towers Data Systems, Bethesda, MD. *Investment operations commenced on 11/1/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FUND PERFORMANCE
In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers Intermediate Government Bond Index.

THE TOTAL RETURN FIGURES
The purple line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The solid black line represents the performance of the Lehman Brothers Intermediate Government Bond Index, a broad-based, widely recognized, unmanaged index of U.S. government bonds. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index. The dotted line represents the performance of the Lipper Short-Intermediate U.S. Government Fund average. Its performance is included to indicate how the Fund has performed relative to its competitive universe. However, the average total rate of return does not include any commissions incurred if an investor individually purchased or sold the Funds represented in the Index.

                 --------------------------------------------
                    EV CLASSIC GOVERNMENT OBLIGATIONS FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1996
------------------------------------------------------------------------------
ASSETS:
  Investment in Government Obligations Portfolio (Portfolio), at
    value (Note 1A)                                               $30,279,457
  Receivable for Fund shares sold                                      61,153
  Deferred organization expenses (Note 1D)                              8,568
                                                                  -----------
      Total assets                                                $30,349,178
LIABILITIES:
  Dividends payable                                     $ 45,286
  Payable for Fund shares redeemed                       146,056
  Payable to affiliates -
    Trustees' fees                                            41
  Accrued expenses                                         4,399
                                                        --------
      Total liabilities                                               195,782
                                                                  -----------
NET ASSETS for 3,280,349 shares of beneficial interest
  outstanding                                                     $30,153,396
                                                                  ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                 $33,795,241
  Accumulated net realized loss on investments and
    financial futures transactions from
Portfolio (computed on the basis of identified cost)               (2,458,119)
  Unrealized depreciation of investments from
Portfolio (computed on the basis of identified cost)               (1,138,440)
  Accumulated distributions in excess of net
  investment income                                                   (45,286)
                                                                  -----------
      Total net assets                                            $30,153,396
                                                                  ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NOTE 7)
  ($30,153,396 / 3,280,349 shares of beneficial interest)            $9.19
                                                                     =====

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                        $ 3,336,041
  Expenses allocated from Portfolio                                  (539,233)
                                                                  -----------
        Total investment income                                   $ 2,796,808
  Expenses -
    Compensation of Trustees not members of the
      Administrator's organization (Note 5)           $     160
    Custodian fee                                         4,050
    Distribution and service fees (Note 6)              353,759
    Transfer and dividend disbursing agent fees          31,560
    Printing and postage                                 19,137
    Legal and accounting services                        10,528
    Registration fees                                    18,750
    Amortization of organization expenses (Note 1D)       4,678
    Miscellaneous                                         1,268
                                                      ---------
        Total expenses                                                443,890
                                                                  -----------
          Net investment income                                   $ 2,352,918
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) (identified cost basis) -
    Investment transactions                           $(557,908)
    Financial futures contracts                           9,694
                                                      ---------
      Net realized loss on investments                            $  (548,214)
  Change in unrealized depreciation of investments                   (809,391)
                                                                  -----------
        Net realized and unrealized loss on
          investments from Portfolio                               (1,357,605)
                                                                  -----------
          Net increase in net assets resulting from operations    $   995,313
                                                                  ===========

    The accompanying notes are an integral part of the financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                           ------------------------------
                                               1996              1995
                                           ------------       -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations -
    Net investment income                  $  2,352,918       $ 2,802,674
    Net realized loss on investments           (548,214)       (1,360,064)
    Change in unrealized appreciation
      (depreciation) on investments            (809,391)        3,760,045
                                           ------------       -----------
      Net increase in net assets from
        operations                         $    995,313       $ 5,202,655
                                           ------------       -----------
  Distributions to shareholders -
    From net investment income             $ (2,344,400)      $(2,802,674)
    In excess of net investment
      income                                  --                  (44,888)
                                           ------------       -----------
      Total distributions to
        shareholders                       $ (2,344,400)      $(2,847,562)
                                           ------------       -----------
  Net increase (decrease) in net
    assets from Fund share transactions
    (Note 3)                               $(10,535,455)      $    96,447
                                           ------------       -----------
      Net increase (decrease) in net
        assets                             $(11,884,542)      $ 2,451,540
NET ASSETS:
  At beginning of year                       42,037,938        39,586,398
                                           ------------       -----------
  At end of year (including
    accumulated distributions in
    excess of net investment income
    of $60,029 and $68,547,
    respectively)                          $ 30,153,396       $42,037,938
                                           ============       ===========

    The accompanying notes are an integral part of the financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
                              --------------------------------------------
                                 1996        1995       1994       1993*
                              -----------  ---------  ---------  ---------
NET ASSET VALUE - beginning
  of year                       $ 9.490    $ 8.980    $ 9.940    $10.000
                              ---------    -------    -------    -------
  INCOME FROM OPERATIONS:
    Net investment income       $ 0.613    $ 0.609    $ 0.626    $ 0.107
    Net realized and
      unrealized gain (loss)
      on investments             (0.300)     0.520     (0.876)    (0.051)
                              ---------    -------    -------    -------
      Total income (loss)
        from operations         $ 0.313    $ 1.129    $(0.250)   $ 0.056
                              ---------    -------    -------    -------
  LESS DISTRIBUTIONS:
    From net investment
income                          $(0.613)   $(0.609)   $(0.626)   $(0.107)
    In excess of net
investment income                 0.000     (0.010)    (0.084)    (0.009)
                              ---------    -------    -------    -------
      Total distributions       $(0.613)   $(0.619)   $(0.710)   $(0.116)
                              ---------    -------    -------    -------
NET ASSET VALUE - end of
  year                          $ 9.190    $ 9.490    $ 8.980    $ 9.940
                                =======    =======    =======    =======
TOTAL RETURN(2)                    3.49%     12.94%     (2.54)%     0.34%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of interest expense
    to average net assets(1)       0.70%      0.71%      0.57%      0.54% +
  Ratio of other expenses to
    average net assets(1)          2.08%      2.11%      2.15%      2.31% +
  Ratio of net investment
    income to average net assets   6.66%      6.57%      6.60%      5.45% +
  Net assets, end of period
    (000's omitted)             $30,153    $42,038    $39,586    $17,441

  + Computed on an annualized basis.
(1) Includes the Fund's share of Government Obligations Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
  * For the period from the start of business, November 1, 1993, to December 31, 1993.

    The accompanying notes are an integral part of the financial statements

                 --------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1996

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust (formerly Eaton Vance Government Obligations Trust). The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (6.7% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $2,993,008, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2001 ($32,316), December 31, 2002 ($1,822,648), December 31, 2003 ($226,377) and December 31, 2004 ($911,667).

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reflected as a reduction of operating expenses on the statement of operations.

F. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

------------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended December 31, 1996, reclassifications were made among the Fund's capital accounts. Net investment income, net realized gains and net assets were not affected by this reclassification.

------------------------------------------------------------------------------
(3) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



                                       YEAR ENDED DECEMBER 31
                       -------------------------------------------------------
                                  1996                         1995
                       ---------------------------  --------------------------
                          SHARES        AMOUNT        SHARES        AMOUNT
                       ------------  -------------  -----------  -------------
Sales                      638,952   $  5,910,411    1,676,016   $ 15,439,473
Issued to
  shareholders
  electing to receive
  payments of
    distribution in
    Fund shares            149,243      1,376,919      176,799      1,641,022
Redemptions             (1,937,396)   (17,822,785)  (1,830,541)   (16,984,048)
                        ----------   ------------       ------   ------------
  Net increase
    (decrease)          (1,149,201)  $(10,535,455)      22,274   $     96,447
                        ==========   ============       ======   ============

------------------------------------------------------------------------------
(4) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1996 aggregated $6,373,283 and $19,863,708, respectively.

------------------------------------------------------------------------------
(5) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Fund and Portfolio are officers and trustees of the above organizations (Note 6). Except as to Trustees of the Fund and the Portfolio who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee earned by BMR.

------------------------------------------------------------------------------
(6) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $265,319 to EVD for the year ended December 31, 1996, representing 0.75% of average daily net assets. At December 31, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $7,495,000.

  In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the year ended December 31, 1996, in the amount of $88,440. EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.25%, annualized, of the assets maintained in the Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Fund are officers or directors of EVD.

------------------------------------------------------------------------------
(7) CONTINGENT DEFERRED SALES CHARGES
For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds Distribution Plan. CDSC received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended December 31, 1996, EVD received approximately $6,200 of CDSC paid by shareholders.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV CLASSIC GOVERNMENT OBLIGATIONS FUND:

We have audited the accompanying statement of assets and liabilities of EV Classic Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended and for the period from November 1, 1993 (start of business) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Classic Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended and for the period from November 1, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.

                                        COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                 --------------------------------------------
                       GOVERNMENT OBLIGATIONS PORTFOLIO

                           PORTFOLIO OF INVESTMENTS

                              DECEMBER 31, 1996

------------------------------------------------------------------------------------------------
                                 MORTGAGE PASS-THROUGHS - 94.6%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT             VALUE
------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. PARTICIPATION CERTIFICATES:
4.5s, with maturity at 2000                                        $    35,225      $     34,816
4.75s, with various maturities to 2002                                  39,531            38,213
5s, with various maturities to 2003                                    547,008           532,289
5.25s, with various maturities to 2005                                 280,440           273,764
5.5s, with various maturities to 2011                                1,116,871         1,095,819
5.75s, with maturity at 1998                                            30,394            30,073
6s, with various maturities to 2022                                  3,266,400         3,215,535
6.25s, with various maturities to 2013                                 784,719           774,897
6.5s, with various maturities to 2022                                9,774,620         9,731,201
6.75s, with various maturities to 2011                               8,194,090         8,215,112
7s, with various maturities to 2019                                 13,231,084        13,318,106
7.25s, with maturity at 2003                                         1,436,984         1,459,947
7.5s, with various maturities to 2019                               16,610,037        16,930,917
7.75s, with various maturities to 2018                               3,644,609         3,728,701
8s, with various maturities to 2026                                 23,387,702        24,127,801
8.25s, with various maturities to 2011                              12,739,769        13,248,009
8.5s, with various maturities to 2024                               25,553,426        26,697,207
8.75s, with various maturities to 2014                               3,198,806         3,355,347
9s, with various maturities to 2020                                  9,971,101        10,567,262
9.25s, with various maturities to 2010                               3,226,416         3,421,127
9.5s, with various maturities to 2016                                1,093,634         1,164,516
10s, with various maturities to 2017                                   247,677           266,754
11s, with various maturities to 2019                                 2,283,131         2,546,899
12s, with various maturities to 2019                                 1,849,311         2,114,257
12.25s, with various maturities to 2019                              3,546,507         4,089,878
12.5, with various maturities to 2019                               10,553,673        12,181,759
12.75s, with various maturities to 2015                              1,481,400         1,710,764
13s, with various maturities to 2019                                 4,194,140         4,902,034
13.25s, with various maturities to 2019                                433,304           511,765
13.5s, with various maturities to 2015                               5,138,048         6,015,469
13.75s, with various maturities to 2014                                 77,914            91,992
14s, with various maturities to 2016                                 2,601,177         3,097,983
14.5s, with various maturities to 2014                                 251,426           302,092
14.75s, with maturity at 2010                                          869,896         1,041,387
15s, with various maturities to 2013                                 1,011,363         1,243,920
15.25s, with maturity at 2012                                          146,326           182,021
15.5s, with various maturities to 2012                                 221,729           272,442
16s, with various maturities to 2012                                   193,676           243,438
16.25s, with various maturities to 2012                                246,354           309,693
                                                                                    ------------
                                                                                    $183,085,206
                                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION MORTGAGE BACKED SECURITIES:
0.25s, with maturity at 2014                                       $   215,021      $    177,975
3.5s, with maturity at 2007                                            135,951           124,573
4.5s, with maturity at 1999                                              6,754             6,608
5s, with various maturities to 2017                                    918,091           881,079
5.25s, with various maturities to 2006                                 223,879           216,518
5.5s, with various maturities to 2006                                  641,584           631,116
5.75s, with maturity at 2003                                           150,934           148,870
6s, with various maturities to 2010                                 18,589,538        18,320,436
6.25s, with various maturities to 2007                                 531,751           526,670
6.5s, with various maturities to 2017                                1,489,920         1,475,444
6.75s, with various maturities to 2007                               1,036,908         1,037,932
7s, with various maturities to 2018                                  6,678,466         6,723,125
7.25s, with various maturities to 2017                               1,954,005         1,978,161
7.5s, with various maturities to 2020                               10,968,264        11,159,894
7.75s, with various maturities to 2008                               1,457,637         1,496,350
8s, with various maturities to 2019                                 30,533,382        31,514,234
8.25s, with various maturities to 2020                              12,223,103        12,709,460
8.5s, with various maturities to 2020                               19,216,638        20,096,336
8.75s, with various maturities to 2017                               1,376,416         1,451,580
9s, with various maturities to 2020                                  8,904,329         9,447,509
9.25s, with maturity to 2016                                         4,229,220         4,499,458
9.5s, with maturity at 2009                                            281,865           303,415
9.75s, with maturity at 2019                                           383,565           416,656
11s, with maturity at 2010                                              37,491            41,723
11.75s, with various maturities to 2015                              2,188,895         2,504,862
12s, with various maturities to 2020                                 5,636,192         6,444,271
12.25s, with maturity at 2015                                        3,641,106         4,219,800
12.5s, with various maturities to 2021                               9,134,110        10,567,797
12.75s, with various maturities to 2014                              1,664,462         1,943,091
13s, with various maturities to 2019                                 9,229,912        10,819,747
13.25s, with various maturities to 2015                              2,182,297         2,585,350
13.5s, with various maturities to 2015                               3,699,675         4,408,069
13.75s, with various maturities to 2014                                179,000           214,745
14s, with various maturities to 2014                                   758,379           912,472
14.25s, with various maturities to 2014                                296,106           360,647
14.5s, with various maturities to 2014                                 231,794           281,183
14.75s, with maturity at 2012                                        4,111,887         5,002,898
15s, with various maturities to 2013                                 3,311,144         4,063,568
15.5s, with maturity at 2012                                           999,905         1,247,024
15.75s, with maturity at 2011                                           31,307            39,074
16s, with maturity at 2012                                             378,790           477,810
                                                                                    ------------
                                                                                    $181,477,530
                                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION MORTGAGE BACKED SECURITIES:
5.5s, with maturity at 1999                                        $    30,221      $     29,949
6.5s, with various maturities to 2002                                  524,161           523,776
7.25s, with various maturities to 2022                               4,237,361         4,285,295
7.5s, with maturity at 2017                                          1,038,880         1,063,014
8s, with various maturities to 2017                                 21,249,564        22,055,520
8.25s, with various maturities to 2008                                 547,870           572,399
8.5s, with various maturities to 2018                                4,546,019         4,813,879
9s, with various maturities to 2016                                  5,524,433         5,880,891
11.5s, with maturity at 2013                                           409,896           465,957
12s, with various maturities to 2015                                 3,673,527         4,243,592
12.5s, with various maturities to 2015                               2,072,039         2,429,837
13s, with various maturities to 2014                                 1,286,371         1,526,110
13.5s, with various maturities to 2013                                 350,251           417,217
14s, with various maturities to 2015                                   208,747           252,203
14.5s, with various maturities to 2014                                 509,854           623,099
15s, with various maturities to 2013                                   827,445         1,022,294
16s, with various maturities to 2012                                   412,808           522,846
                                                                                    ------------
                                                                                    $ 50,727,878
                                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS:
Federal Home Loan Mtg. Corp.
  Series 1188-GC, 7.5%, due 2019, Collateral 100% FHLMC PC         $10,000,000      $ 10,120,310
Federal Home Loan Mtg. Corp.
  Series B Class 3, 12.5%, due 2013,
  Collateral 100% FHLMC PC                                             195,131           225,620
Federal National Mtg. Association
  Series 93-73E, 6.35%, due 2019
  Collateral 100% FNMA MBS                                           3,000,000         2,936,250
Guaranteed Mtg. Corp. III Series H2, 9% due 2015, Collateral
  100% FNMA MBS                                                        562,561           559,397
Salomon Brothers Mortgage Securities II,
Inc. Series III, Class Z, 11.50%, due 2015 Collateral 100%
  GNMA/FNMA MBS                                                      1,583,123         1,728,572
                                                                                    ------------
                                                                                    $ 15,570,149
                                                                                    ------------
    TOTAL MORTGAGE PASS-THROUGHS
      (identified cost, $426,094,126)                                               $430,860,763
                                                                                    ------------

------------------------------------------------------------------------------------------------
                              UNITED STATES TREASURY BONDS - 17.1%
------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT             VALUE
------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 12s, 8/15/13++                                 $50,000,000      $ 71,546,900
U.S. Treasury Bond, 7.125s, 2/15/23+                                 6,000,000         6,264,378
                                                                                    ------------
    TOTAL UNITED STATES TREASURY BONDS
      (identified cost, $67,368,569)                                                $ 77,811,278
                                                                                    ------------

------------------------------------------------------------------------------------------------
                                  SHORT-TERM INVESTMENTS - 0.1%
------------------------------------------------------------------------------------------------
Banque National de Paris Cayman Time-Deposit, 5.625%, 1/2/97
  at value                                                         $   400,000      $    400,000
                                                                                    ------------

    TOTAL INVESTMENTS - 111.8%
      (identified cost, $493,862,695)                                               $509,072,041
    OTHER ASSETS, LESS LIABILITIES - (11.8%)                                         (53,549,493)
                                                                                    ------------
    NET ASSETS - 100%                                                               $455,522,548
                                                                                    ============

 +Collateral for financial futures contracts held at December 31, 1996 (See Note 7).
++A portion of this security is on loan at December 31, 1996 (See Note 5).


     The accompanying notes are an integral part of the financial statements

                --------------------------------------------
                             FINANCIAL STATEMENTS

                      STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
                             December 31, 1996
-----------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $493,862,695)                                                $509,072,041
  Cash                                                                 47,120
  Receivable for daily variation margin on open
    financial futures contracts (Note 1G)                             296,089
  Receivable for investments sold                                     869,574
  Interest receivable                                               5,903,903
  Deferred organization expenses (Note 1H)                              6,952
                                                                 ------------
      Total assets                                               $516,195,679

LIABILITIES:
  Liability for collateral received for securities
    loaned (Note 5)                                 $60,639,200
  Payable to affiliate --
    Trustees' fees                                        4,796
  Accrued expenses                                       29,135
                                                    -----------
      Total liabilities                                            60,673,131
                                                                 ------------
NET ASSETS applicable to investors' interest
  in Portfolio                                                   $455,522,548
                                                                 ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
    withdrawals                                                  $439,437,993
  Unrealized appreciation of investments and
    financial futures contracts (computed on
    the basis of identified cost)                                  16,084,555
                                                                 ------------
      Total net assets                                           $455,522,548
                                                                 ============


     The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
                     For the Year Ended December 31, 1996
-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income -                                              $ 45,154,049

  Expenses --
    Investment adviser fee (Note 3)                $ 3,603,385
    Compensation of Trustees not members of the
      Administrator's organization (Note 3)             19,573
    Custodian fee                                      225,407
    Interest (Note 5)                                3,363,924
    Legal and accounting services                       45,052
    Amortization of organization expenses
      (Note 1H)                                          3,821
    Miscellaneous                                       34,518
                                                   -----------
      Total expenses                                                7,295,680
                                                                 ------------
        Net investment income                                    $ 37,858,369
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
  Net realized loss (identified cost basis) --
    Investment transactions                        $(4,975,414)
    Financial futures contracts                       (428,853)
                                                   -----------
      Net realized loss on investments                            $(5,404,267)
  Change in unrealized appreciation
   (depreciation) --
    Investments (identified cost basis)           $(12,261,683)
    Financial futures contracts                      1,449,278
                                                   -----------
      Net unrealized appreciation of investments                 $(10,812,405)
                                                                 ------------
        Net realized and unrealized loss on
          investments                                            $(16,216,672)
                                                                 ------------
          Net increase in net assets from operations             $ 21,641,697
                                                                 ============


     The accompanying notes are an integral part of the financial statements

                                STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                        --------------------------------
                                                                           1996                1995
                                                                           ----                ----
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                               $ 37,858,369      $   41,114,428
    Net realized loss on investments                                      (5,404,267)        (15,704,668)
    Change in unrealized appreciation (depreciation) of investments      (10,812,405)         44,867,799
                                                                        ------------      --------------
      Net increase in net assets from operations                        $ 21,641,697      $   70,277,559
                                                                        ------------      --------------

  Capital transactions --
    Contributions                                                       $ 66,333,513      $   95,964,004
    Withdrawals                                                         (154,241,567)       (160,122,171)
                                                                        ------------      --------------
      Decrease in net assets resulting from capital transactions        $(87,908,054)     $  (64,158,167)
                                                                        ------------      --------------
        Total increase (decrease) in net assets                         $(66,266,357)     $    6,119,392
NET ASSETS:
  At beginning of year                                                   521,788,905         515,669,513
                                                                        ------------      --------------
  At end of year                                                        $455,522,548      $  521,788,905
                                                                        ============      ==============

---------------------------------------------------------------------------------------------------------
                                         SUPPLEMENTARY DATA
---------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                1996        1995        1994        1993*
                                                               ------      ------      ------      ------
RATIOS (As a percentage of net assets):
  Interest expense                                              0.70%       0.71%       0.56%       0.63%+
  Other expenses                                                0.82%       0.82%       0.80%       0.86%+
  Net investment income                                         7.88%       7.82%       8.03%       8.46%+
PORTFOLIO TURNOVER                                                11%         19%         35%         42%

LEVERAGE ANALYSIS:
  Amount of debt outstanding at end of year (000 omitted)      $ --        $3,835      $3,924      $ --
  Average daily balance of debt outstanding during period
    (000 omitted)                                              $  550      $1,067      $  982      $1,660

+Computed on an annualized basis.
*For the period from the start of business, October 28, 1993, to December 31, 1993.


     The accompanying notes are an integral part of the financial statements

                 --------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York in 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Mortgage backed, "pass-through" securities are valued using a matrix pricing system which takes into account closing bond valuations, yield differentials, anticipated prepayments, and interest rates. Debt securities (other than mortgage backed, "pass-through" securities) are normally valued at the mean between the latest available bid and asked prices for securities for which the over-the-counter market is the primary market. Debt securities may also be valued on the basis of valuations furnished by a pricing service. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of discount when required for federal income tax purposes.

C. GAINS AND LOSSES FROM SECURITY TRANSACTIONS -- For book purposes, gains or losses are not recognized until disposition. For federal tax purposes, the Portfolio has elected, under Section 1092 of the Internal Revenue Code, to utilize mixed straddle accounting for certain designated classes of activities involving options and financial futures contracts in determining recognized gains or losses. Under this method, Section 1256 positions (financial futures contracts and options on investments or financial futures contracts) and non-Section 1256 positions (bonds, etc.) are marked-to-market on a daily basis resulting in the recognition of taxable gains or losses on a daily basis. Such gains or losses are categorized as short-term or long-term based on aggregation rules provided in the Code.

D. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E. WRITTEN OPTIONS -- Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F. PURCHASED OPTIONS -- Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. For tax purposes, the Portfolio's options are generally subject to the mixed straddle rules described in Note 1C, and unrealized gains or losses are recognized on a daily basis.

G. FINANCIAL FUTURES CONTRACTS -- Upon entering into a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

  If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. For tax purposes, such futures contracts are generally subject to the mixed straddle rules described in
Note 1C, and unrealized gains or losses are recognized on a daily basis.

H. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

I. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of operating expenses on the statement of operations.

J. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
(2) PURCHASES AND SALES OF INVESTMENTS
Purchases, sales and paydowns of investments, other than short-term obligations, aggregrated $54,853,826, $16,095,500, and $96,080,407, respectively.

--------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. For the year ended December 31, 1996, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,603,385. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1996, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(4) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended December 31, 1996 was $549,560 and the average interest rate was 6.79%. The maximum borrowing outstanding at any time during the year ended December 31, 1996, was $6,289,000.

--------------------------------------------------------------------------------
(5) SECURITIES LENDING AGREEMENT
The Portfolio has established a securities lending agreement with a broker in which the Portfolio lends portfolio securities to the broker in exchange for collateral consisting of either cash or U.S. government securities. Under the agreement, the Portfolio continues to earn interest on the securities loaned. If the collateral received is U.S. government securities, the Portfolio will also receive from the broker an additional loan premium fee computed as a varying percentage of the market value of the securities loaned. If the collateral received is cash, the Portfolio may invest the cash and receive any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The Portfolio did not receive any loan premium fee during the year ended December 31, 1996, but did incur $3,326,488 of loan rebate fees which have been included in interest expense. The income received on the investments related to the cash collateral is included in interest income. The maximum and average liability for cash collateral received for securities loaned at any month end during the year ended December 31, 1996, were $72,636,000 and $61,900,000, respectively.

--------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENT
The cost and unrealized appreciation/depreciation in the value of investment securities owned at December 31, 1996, as computed on a federal income tax basis, were as follows:

Aggregate cost                                                    $505,872,878
                                                                  ============
Gross unrealized appreciation                                     $  7,721,490
Gross unrealized depreciation                                        4,522,202
                                                                  ------------
  Net unrealized appreciation                                     $  3,199,288
                                                                  ============

------------------------------------------------------------------------------
(7) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at December 31, 1996 is as follows:

    FUTURES CONTRACT                                                                                        NET UNREALIZED
    EXPIRATION DATE                              CONTRACTS                                 POSITION          APPRECIATION
    ---------------                              ---------                                 --------          ------------
          3/97                  425 U.S. Treasury Five Year Note Futures                    Short              $615,134
          3/97                  50 U.S. Treasury Long Bond Futures                          Short               162,213
          4/97                  100 U.S. Treasury Two Year Note Futures                     Short                97,862
                                                                                                               --------
                                                                                                               $875,209
                                                                                                               ========

At December 31, 1996, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND INVESTORS OF
GOVERNMENT OBLIGATIONS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio, including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the supplementary data for the three years then ended and for the period from October 28, 1993 (start of business), to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the supplementary data for the three years then ended and for the period from October 28, 1993 (start of business) to December 31, 1993, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
JANUARY 31, 1997

                     -----------------------------------
                            INVESTMENT MANAGEMENT

EV CLASSIC         OFFICERS                 TRUSTEES
GOVERNMENT         M. DOZIER GARDNER
OBLIGATIONS FUND   President, Trustee       DONALD R. DWIGHT
24 Federal Street                           President, Dwight Partners, Inc.
Boston, MA 02110   JAMES B. HAWKES          Chairman, Newspapers of
                   Vice President, Trustee  New England, Inc.

                   WILLIAM H. AHERN, JR.    SAMUEL L. HAYES, III
                   Vice President           Jacob H. Schiff Professor of
                                            Investment Banking, Harvard
                   MICHAEL B. TERRY         University Graduate School of
                   Vice President           Business Administration

                   JAMES L. O'CONNOR        NORTON H. REAMER
                   Treasurer                President and Director,
                                            United Asset  Management
                   THOMAS OTIS              Corporation
                   Secretary
                                            JOHN L. THORNDIKE
                                            Director, Fiduciary Company
                                            Incorporated

                                            JACK L. TREYNOR
                                            Investment Adviser and
                                            Consultant

                   -----------------------------------------------------------
GOVERNMENT         OFFICERS
OBLIGATIONS                                 TRUSTEES
PORTFOLIO          M. DOZIER GARDNER
24 Federal Street  President, Trustee       DONALD R. DWIGHT
Boston, MA 02110                            President, Dwight Partners, Inc.
                   JAMES B. HAWKES          Chairman, Newspapers of
                   Vice President, Trustee  New England, Inc.

                   SUSAN SCHIFF             SAMUEL L. HAYES, III
                   Vice President and       Jacob H. Schiff Professor of
                   Portfolio Manager        Investment Banking, Harvard
                                            University Graduate School of
                   MARK S. VENEZIA          Business Administration
                   Vice President
                                            NORTON H. REAMER
                   JAMES L. O'CONNOR        President and Director,
                   Treasurer                United Asset Management
                                            Corporation
                   THOMAS OTIS
                   Secretary                JOHN L. THORNDIKE
                                            Director, Fiduciary Company
                                            Incorporated

                                            JACK L. TREYNOR
                                            Investment Adviser and
                                            Consultant